UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2012

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2012, Allscripts Healthcare Solutions, Inc. announced its earnings for the three months and year ended December 31, 2011. Further details are described in the press release issued by the registrant on February 16, 2012, and furnished as Exhibit 99.1 hereto and incorporated herein by reference. The historical financial information contained therein is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 16, 2012, the Company announced forward-looking financial information for the fiscal year ending December 31, 2012. Further details are described in the press release issued by the registrant on February 16, 2012, which is furnished as Exhibit 99.1 hereto. The forward-looking financial information contained therein is incorporated herein by reference.

The information contained in, or incorporated into, Item 2.02 and Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

Exhibit 99.1	Press Release dated February 16, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: February 16, 2012	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

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 EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press Release dated February 16, 2012

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